SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  June 24, 2004



                         CHINA MOBILITY SOLUTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                 XIN NET CORP.
                               -----------------
                                 (Former name)


     Florida                    0-26559                     330-751560
-------------------             -------------               ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        Suite 900, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 632-9638

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

                  None.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events and Regulation FD Disclosure

     By a written consent, the majority shareholders voted to change the Company's name to China Net Mobility Solutions, Inc. (OTCBB: CHMS). Shareholders also approved a one for three reverse split of the Company's issued and outstanding shares. The reverse split and name change became effective 20 days after mailing the Section 14c Information Statement on June 23, 2004. The new symbol in CHMS.OB, and the new CUSIP number is 1694EP 10 8.

     Articles of Amendment to the Articles of Incorporation were filed with the Secretary of State of Florida on June 23, 2004 to change the name and effectuate the reverse split.


Item 6.           Resignations of Registrant's Directors

                  None


Item 7.           Financial Statements & Exhibits

                  Financial Statements:  None

                  Exhibits:  3.1  Articles of Amendment


Item 8.           Change in Fiscal Year

                  None.

Item 9.           Regulation FD Disclosure

                  None.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  None.


Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

                  None.


Item 12.          Results of Operations and Financial Condition

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 2004


                                            XIN NET CORP.



                                            By: /s/ Xiao-qing Du
                                                --------------------------------
                                                Xiao-qing Du, President